UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 16, 2006

Commission File No. 001-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

1100 Louisiana Street, Suite 1300

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 381-3636

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

TEPPCO Partners, L.P. (“TEPPCO”) is furnishing herewith information to be presented at an analyst conference on August 16, 2006 in New York City. This information, which is incorporated by reference into this Item 7.01 from Exhibit 99.1 attached hereto, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, and is not incorporated by reference into any other TEPPCO filing, whether made before or after the date hereof, regardless of any general incorporation language in such other filing.

A copy of the slide presentation will be available on the TEPPCO web site under the Investor Section (www.teppco.com). The presentation will also be webcast live and can be accessed on the TEPPCO web site. An audio replay of the webcast will be available on TEPPCO’s web site under the Investors Section for 90 days following the event and can be accessed two hours after the completion of the meeting.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit

Number	Description

99.1	Presentation by TEPPCO Partners, L.P. on August 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: August 16, 2006	/s/ William G. Manias
William G. Manias
Vice President and

Chief Financial Officer